Supplement to the
Fidelity® Total Bond K6 Fund
October 30, 2025
Summary Prospectus

It is expected that Mr. O'Neil will transition off the fund effective on or about September 30, 2026. Julian Potenza will become a Co-Portfolio Manager for the fund effective April 1, 2026.
Effective April 1, 2026, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2026.
TBDK6-SUSTK-1225-102 1.9916331.102	December 12, 2025